Share based compensation	12 Months Ended
Dec. 31, 2016
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share based compensation

19. Share based compensation

As at December 31, 2016, ASC had granted 1,349,154 SARs (inclusive of 5,779 forfeited SARs) to certain of its officers, directors, and employees under its 2013 Equity Incentive Plan. Under a SAR award, the grantee is entitled to receive the appreciation of a share of ASC’s common stock following the grant of the award. Each SAR provides for a payment of an amount equal to the excess, if any, of the fair market value of a share of ASC’s common stock at the time of exercise of the SAR over the per share exercise price of the SAR, multiplied by the number of shares for which the SAR is then exercised. Payment under the SAR will be made in the form of shares of ASC’s common stock, based on the fair market value of a share of ASC’s common stock at the time of exercise of the SAR.
The SAR awards provide that in no event will the appreciation per share for any portion of the SAR award be deemed to exceed four times (i.e. 400%) the per share exercise price of the SAR. In other words, the fair market value of a share of the Company’s common stock for purposes of calculating the amount payable under the SAR is not deemed to exceed five times (i.e. 500%) the per share exercise price of the SAR. Any appreciation in excess of four times the per share exercise price of the SAR will be disregarded for purposes of calculating the amount payable under the SAR. Vesting on all awards up to July 31, 2016 was subject to certain market conditions being met. On that date the vesting reverted to being solely dependent on time of service. The grant date fair value was calculated by applying a model based on the Monte Carlo simulation. The model inputs were the grant price, dividend yield based on the initial intended dividend set out by the Company, a risk-free rate of return equal to the zero-coupon U.S. Treasury bill commensurate with the contractual terms of the units and expected volatility based on the average of the most recent historical volatilities in the Company’s peer group. A summary of awards, simulation inputs and outputs is as follows:

Date	SARs Awarded	Exercise Price	Vesting	Monte Carlo Simulation Inputs Period				Weighted Average Fair Value @grant date	Average Expected Exercise Life
				Grant Price	Dividend Yield	Risk- free rate of Return	Expected Volatility
01-Aug-13	1,078,125	$14.00	5 yrs	$14.00	2.87%	2.15%	54.89%	$4.28	4.9 – 6.0 yrs
12-Mar-14	22,118	$13.66	3 yrs	$13.66	2.93%	2.06%	56.31%	$4.17	4.6 – 5.0 yrs
01-Sept-14	5,595	$13.91	3 yrs	$13.91	2.88%	2.20%	53.60%	$4.20	4.5 – 5.0 yrs
06-Mar-15	37,797	$10.25	3 yrs	$10.25	3.90%	1.90%	61.38%	$2.98	4.2 – 5.0 yrs
15-Jan-16	205,519	$9.20	3 yrs	$9.20	6.63%	1.79%	58.09%	$2.20	4.0 – 5.0 yrs
The cost of each tranche is being recognized by the Company on a straight-line basis. The recognition of share-based compensation costs related to the tranches that vest before July 31, 2016 would have been accelerated if the market condition had been met and the requisite service period had been completed. The Company’s policy for issuing shares, if exercised, is to register and issue new common shares to the beneficiary. The movement for the period ended December 31, 2016 is set forth below:

	No. of Units	Weighted average exerciseprice
Balance as at January 1, 2016	1,142,056	$13.87
SARs granted during the year ending December 31, 2016	205,519	$9.20
SARs exercised/converted/expired during the year ending December 31, 2016	—	—
SARs forfeited during the year ending December 31, 2016	(4,200)	—
Balance as at December 31, 2016 (none of which are exercisable or convertible)	1,343,375	$13.16

The total cost related to non-vested awards expected to be recognized through 2018 is set forth below:
Period	TOTAL
2017	455,740
2018	154,905
610,645